Exhibit 10.1

MASTER COMMITMENT TRANSFER SUPPLEMENT

MASTER COMMITMENT TRANSFER SUPPLEMENT, dated as of March 7, 2022 (this “Commitment Transfer Supplement”), among PNC National Association (the “Transferor Lender”), each Purchasing Lender executing this Commitment Transfer Supplement (each, a “Purchasing Lender” and collectively the “Purchasing Lenders”), and PNC Bank, National Association (“PNC”), as agent for the Lenders (as defined below) under the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, this Commitment Transfer Supplement is being executed and delivered in accordance with Section 16.3 of the Revolving Credit and Security Agreement, dated as of August 22, 2014 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Credit Agreement”) among ION GEOPHYSICAL CORPORATION, a Delaware corporation (“Geophysical”), ION EXPLORATION PRODUCTS (U.S.A.) INC., a Delaware corporation (“Exploration”), I/O MARINE SYSTEMS, INC., a Louisiana corporation (“Marine”), and GX TECHNOLOGY CORPORATION, a Texas corporation (“GXT”), and GX GEOSCIENCE CORPORATION, S. DE R.L. DE C.V., a Sociedad de Responsibilidad Limitada de Capital Variable organized under the laws of Mexico (“GX Mexico” and, together with Geophysical, Exploration, Marine, GXT and each Person joined thereto as a borrower from time to time, collectively, the “Borrowers”, and each a “Borrower”), the financial institutions which are now or which hereafter become a party thereto (collectively, the “Lenders” and each individually, a “Lender”) and PNC, as agent for Lenders (in such capacity, the “Agent”).

WHEREAS, each Purchasing Lender wishes to become a Lender party to the Credit Agreement; and

WHEREAS, the Transferor Lender is selling and assigning to Purchasing Lenders, all Advances, rights, duties, obligations and commitments of Transferor Lender under the Credit Agreement, except as expressly provided herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.    All capitalized terms used herein which are not defined shall have the meanings given to them in the Credit Agreement.

2.    Agent has received a counterpart signature page of this Commitment Transfer Supplement executed by Purchasing Lenders, together with fully completed Schedule I, and, contemporaneously herewith, shall transmit (x) to the Purchasing Lenders and the Transferor Lender, counterpart signature pages of this Commitment Transfer Supplement executed by Transferor Lender and Agent, and (y) to the Purchasing Lender a Transfer Effective Notice, substantially in the form of Schedule II to this Commitment Transfer Supplement (a “Transfer Effective Notice”), which includes, inter alia, a calculation of the Purchase Price (defined below). Such Transfer Effective Notice shall set forth, inter alia, the date on which the transfer effected by this Commitment Transfer Supplement shall become effective (the “Transfer Effective Date”), which date unless otherwise noted therein, shall be the first Business Day following the date such Transfer Effective Notice is received, and which effectiveness shall, as set forth in Paragraph 3 below, be subject to payment and receipt by Transferor Lender of the entire Purchase Price (defined below).

3.    At or before 2:00 p.m. (New York City time) on May 8, 2022 (or such later date as agreed to by Transferor Lender), Purchasing Lenders shall pay, without deduction or offset of any kind, to Transferor Lender in immediately available funds, in accordance with the wire instructions set forth on Schedule III attached hereto, an amount equal to the total purchase price, which shall be an amount equal to 100% (such portion for each Purchasing Lender being such Purchasing Lender’s “Purchased Percentage”) of the outstanding principal Advances, plus all accrued interest, costs, fees, and expenses and other amounts owing to the Transferor Lender under the Credit Agreement and the Note(s) (the “Purchase Price”). Effective upon receipt by Transferor Lender of the entire Purchase Price from the Purchasing Lenders, Transferor Lender irrevocably sells, assigns and transfers to such Purchasing Lender, without recourse, representation or warranty, and Purchasing Lender irrevocably purchases, takes and assumes from Transferor Lender, such Purchasing Lender's Purchased Percentage of the Advances and other amounts owing to the Transferor Lender under the Credit Agreement and the Note(s) together with all instruments, documents and collateral security pertaining thereto and such Purchasing Lender shall be a Lender party to the Credit Agreement for all purposes thereof. Each Purchasing Lender acknowledges and agrees that prior to and as of the date of this Commitment Transfer Supplement, Transferor Lender ceased providing, and had and has, and hereafter shall have, no further responsibility or duty of any kind to make, any loans or other funding or extensions of credit to or for Borrowers’ benefit, including without limitation the issuance of any letters of credit.

4.    Transferor Lender hereby agrees with each Purchasing Lender that any fees received pursuant to the Credit Agreement on or after the Transfer Effective Date shall be for the account of the relevant Purchasing Lender.

5.    (a)      All principal payments that would otherwise be payable from and after the Transfer Effective Date to or for the account of Transferor Lender pursuant to the Credit Agreement and the Note(s) shall, instead, be payable to or for the account of Purchasing Lenders in accordance with such Purchasing Lender’s Purchased Percentage as reflected in this Commitment Transfer Supplement (with no duty assumed by Transferor Lender or Agent with respect thereto).

(b)     All interest, fees and other amounts that would otherwise accrue for the account of Transferor Lender from and after the Transfer Effective Date pursuant to the Credit Agreement and the Note(s) shall, instead, accrue for the account of, and be payable to, Purchasing Lenders in accordance with such Purchasing Lender’s Purchased Percentage as reflected in this Commitment Transfer Supplement (with no duty assumed by Transferor Lender or Agent with respect thereto). In the event that any amount of interest, fees or other amounts accruing after the Transfer Effective Date is paid in error to the Transferor Lender, the Transferor Lender and each Purchasing Lender will make appropriate arrangements for payment by Transferor Lender to such Purchasing Lender of such amount upon receipt thereof from Borrowers.

6.    Each of the parties to this Commitment Transfer Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effectuate the purposes of this Commitment Transfer Supplement.

7.    By executing and delivering this Commitment Transfer Supplement, Transferor Lender and Purchasing Lenders confirm to and agree with each other and Agent and Lenders as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, Transferor Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability or genuineness of the Credit Agreement, the Note(s) or any other instrument or document furnished pursuant thereto or the sufficiency, location, quantity, quality or value of any of the Collateral; (ii) Transferor Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance or observance by Borrowers of any of their Obligations under the Credit Agreement, the Note(s) or any other instrument or document furnished pursuant hereto; (iii) Purchasing Lenders confirm that they have received a copy of the Credit Agreement, together with copies of such financial statements and such other documents and information as they have deemed appropriate to make its own credit analysis and decision to enter into this Commitment Transfer Supplement; (iv) Purchasing Lenders will, independently and without reliance upon Agent, Transferor Lender or any other Lenders and based on such documents and information as they shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (v) Purchasing Lenders agree that they will perform all of their respective obligations as set forth in the Credit Agreement to be performed by each as a Lender; (vi) each Purchasing Lender represents and warrants to Transferor Lender, Lenders, Agent and Borrowers that it is either (x) entitled to the benefits of an income tax treaty with the United States of America that provides for an exemption from the United States withholding tax on interest and other payments made by Borrowers under the Credit Agreement and the Other Documents or (y) is engaged in trade or business within the United States of America; (vii) each Purchasing Lender represents and warrants (x) the sale and purchase of any Advances contemplated by this Commitment Transfer Supplement does not constitute the sale of a “security” or “securities” within the meaning of any applicable securities laws or regulations, (y) without characterizing any Advance as a “security” within the meaning of applicable securities laws or regulations, Purchasing Lenders are not purchasing any Advance with a view toward the sale or distribution thereof in violation of applicable securities laws or regulations, and (z) each Purchasing Lender is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended; and (viii) the sale of the Advances, as contemplated by this Commitment Transfer Supplement, is made without recourse. In the event any Purchasing Lender is unable to collect any sum on account of any Advances or other Obligations from any Borrowers or any guarantor or any collateral securing any Advances, or other obligations, Purchasing Lenders shall have no recourse against or right to indemnification or contribution from Transferor Lender therefor for any reason whatsoever.

8.    By their execution and delivery of this Commitment Transfer Supplement and related agreements (including the separate Agency Transfer Agreement dated on March 8, 2022 (the “Agency Transfer Agreement”) by and among the Agent, Ankura Trust Company, LLC, as the replacement agent (the “Replacement Agent”), the Purchasing Lenders and the Borrowers) and by the transactions contemplated hereby and thereby, Agent and Transferor Lender do not intend to terminate or release, as to Agent and Transferor Lender, any indemnity contained in the Credit Agreement or the Other Documents given by Borrowers for the benefit of Agent, Transferor Lender or any and all other related parties, and do specifically intend that each of such indemnities shall survive the execution and delivery of this Commitment Transfer Supplement and the transactions contemplated hereby and continue to be effective for the benefit of Agent, Transferor Lender and related parties (without diminishing or altering the benefit thereof for Purchasing Lenders) and applicable to any and all actions, claims, losses, damages and expenses sustained or incurred by Agent, Transferor Lender or related parties at any time whether related to events, conditions or occurrences prior to or after the Transfer Effective Date hereof.

9.    Purchasing Lenders shall pay on a timely basis all transfer, filing and recording fees, taxes, costs and expenses, and any applicable documentary taxes, required to be paid by either Transferor Lender, Agent or Purchasing Lenders in connection with the assignment of the Advances, the Credit Agreement and the Other Documents and the transfer of the Collateral to the Purchaser Lenders (or any successor agent), and the transactions contemplated by this Commitment Transfer Supplement.

10.    Schedule I hereto sets forth the revised Revolving Commitment Percentages of Transferor Lender and the Revolving Commitment Percentage of each Purchasing Lender, as of the Transfer Effective Date, as well as administrative information with respect to each Purchasing Lender.

11.    This Commitment Transfer Supplement shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by, and construed in accordance with, the laws of the State of New York.

12.    THE PARTIES HERETO, ON BEHALF OF THEMSELVES AND THEIR SUCCESSORS AND ASSIGNS, AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY OR AGAINST ANY PARTY HERETO OR ANY SUCCESSOR OR ASSIGN OF ANY PARTY HERETO, ARISING OUT OF OR IN ANY WAY RELATING TO THIS COMMITMENT TRANSFER SUPPLEMENT, OR ANY FACTS OR CIRCUMSTANCES IN WHICH THIS COMMITMENT TRANSFER SUPPLEMENT IS INVOLVED IN ANY WAY, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. EACH PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. EACH OF THE PARTIES HERETO REPRESENTS AND WARRANTS THAT THIS WAIVER OF THE RIGHT TO A JURY TRIAL HAS BEEN MADE AFTER CONSULTATION WITH LEGAL COUNSEL.

13.    Each Purchasing Lender represents, warrants and covenants to Transferor Lender and Agent that: (a) no Covered Entity (i) is a Sanctioned Person; (ii) has any of its assets in a Sanctioned Jurisdiction or in the possession, custody or control of a Sanctioned Person; or (iii) directly or indirectly (A) does business in or with, or (B) derives any of its operating income from investments in or transactions with, or (C) engages in any transactions or other dealings with or for the benefit of any Sanctioned Person or Sanctioned Jurisdiction; (b) the funds used to purchase the Advances are not derived from any unlawful activity; and (c) each Covered Entity is in compliance with, and no Covered Entity engages directly or indirectly in any dealings or transactions prohibited by the laws of the United States, including but not limited to any Anti-Terrorism Laws or Anti-Corruption Laws. Each Covered Entity has conducted its business in compliance with all Anti-Corruption Laws and has instituted and maintains policies and procedures designed to ensure compliance with such Laws. Purchasing Lenders covenant and agree that it will not directly or indirectly use the Advances or any proceeds thereof for any purpose which would breach any Anti-Corruption Laws in any jurisdiction in which any Covered Entity conducts business. As used herein: “Anti-Corruption Law” means the United States Foreign Corrupt Practices Act of 1977, as amended, and any other similar anti-corruption Law or regulations administered or enforced in any jurisdiction in which the Purchasing Lenders or any of their respective Subsidiaries conduct business. “Anti-Terrorism Laws” means any Law in force or hereinafter enacted related to terrorism, money laundering, or economic sanctions, including the Bank Secrecy Act, 31 U.S.C. § 5311 et seq., the USA PATRIOT Act, the International Emergency Economic Powers Act, 50 U.S.C. 1701, et seq., the Trading with the Enemy Act, 50 U.S.C. App. 1, et seq., 18 U.S.C. § 2332d, and 18 U.S.C. § 2339B; “Covered Entity” means (a) Purchasing Lender, their respective affiliates and subsidiaries, all owners of the foregoing, and all brokers or other agents of such Purchasing Lender acting in any capacity in connection with the transactions contemplated by this Commitment Transfer Supplement and (b) each Person that directly or indirectly controls a Person described in clause (a) above. For purposes of this definition, control of a Person means the direct or indirect (x) ownership of, or power to vote, 25% or more of the issued and outstanding equity interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of equity interests, contract or otherwise.; “Embargoed Property” means any property; (a) beneficially owned, directly or indirectly, by a Sanctioned Person; (b) that is due to or from a Sanctioned Person; (c) in which a Sanctioned Person otherwise holds any interest; (d) that is located in a Sanctioned Jurisdiction; or (e) that otherwise would cause any actual or possible violation by Transferor Lender of any applicable Anti-Terrorism Law if the Transferor Lender was to obtain an encumbrance on, lien on, pledge of, or security interest in such property, or provide services in consideration of such property. “Law” means any law(s) (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, issued guidance, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or any settlement arrangement, by agreement, consent or otherwise, of any Official Body, foreign or domestic. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Official Body or other entity. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Official Body” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).“Reportable Compliance Event” means that (1) any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint, or similar charging instrument, arraigned, custodially detained, penalized or the subject of an assessment for a penalty, or enters into a settlement with an Official Body in connection with any or receives an inquiry from regulatory or law enforcement officials, in connection with any Anti-Terrorism Law or Anti-Corruption Law, or any predicate crime to any Anti-Terrorism Law or Anti-Corruption Law, or has knowledge of facts or circumstances to the effect that is reasonably likely that implicating any aspect of its operations represents a violation of any Anti-Terrorism Law or Anti-Corruption Law; (2) any Covered Entity engages in a transaction that has caused or may cause the Transferor Lender to be in violation of any Anti-Terrorism Laws or Anti-Corruption Laws, including a Covered Entity’s funds used to purchase the Advances being derived from, directly or indirectly, a Sanctioned Person or Sanctioned Jurisdiction; (3) any Collateral becomes Embargoed Property; “Sanctioned Jurisdiction” means a country, territory, or region subject to a sanctions program administered by OFAC; and “Sanctioned Person” means (a) a Person that is the subject of sanctions administered by OFAC or the U.S. Department of State (“State”), including by virtue of being: (i) named on OFAC’s list of “Specially Designated Nationals and Blocked Persons”; (ii) organized under the laws of, ordinarily resident in, or physically located in a Sanctioned Jurisdiction; (iii) owned or controlled 50% or more in the aggregate by one or more Persons that are the subject of sanctions administered by OFAC; (b) a Person that is the subject of sanctions imposed by any Official Body of a jurisdiction whose laws apply to this Commitment Transfer Supplement. Purchasing Lenders have provided, and has caused each other Covered Entity to provide, to Transferor Lender, any and all certifications and information that Transferor Lender has requested to confirm compliance by Purchasing Lenders and each other Covered Entity with Anti-Terrorism Laws including, without limitation, (i) in the case of an individual purchaser, his or her name and home address; (ii) in the case of an entity purchaser that is not a publicly traded entity, the name, address and taxpayer identification number of such entity and of each other Covered Entity; and (iii) such information about Purchasing Lenders’ source of funds as Transferor Lender may request to ensure compliance with Anti-Terrorism Laws. No sale of the Advances shall be consummated until Purchasing Lenders have provided all required information to Transferor Lender’s sole satisfaction.

14.    Purchasing Lenders acknowledge that Agent and Transferor Lender have or may have, but will not be giving Purchasing Lenders access to or transferring to Purchasing Lenders, certain documents and information regarding the Advances, the Credit Agreement and Other Documents, the Borrowers and the Collateral securing the Advances, including, without limitation, (a) any reports, memoranda, loan servicing files and records, or any other documents generated internally by Agent or Transferor Lender or any predecessor holder of the Advances including, without limitation, any document stating in any way the value of any collateral securing the Advances or any portion thereof or any conclusions or determinations of Agent or Transferor Lender or any predecessor holder of the Advances with respect to the net recovery value of the Advances; (b) any attorney-client privilege that exists or existed between the Agent and Transferor Lender and their respective attorneys prior to the date of this Commitment Transfer Supplement and any confidential communications between Agent or Transferor Lender or any predecessor holder of the Advances (or any agent or vendor of either) and its respective attorneys which are subject to the attorney-client privilege and any documents which are privileged as attorney-work product of such attorney; (c) any other documents which were intended to be confidential and to which no Loan Party has heretofore been afforded access; or (d) any personal financial statements of any Borrower, which documents and information that may not be known to Purchasing Lenders and that might be material to Purchasing Lenders’ decision to acquire the Advances, including documents and information such as credit approvals, charge-off reports, non-performing asset reports, and rating change memoranda, written officer comments regarding the Borrowers’ respective character or credit issues, attorney-client correspondence, or other information to or from attorneys or prepared in anticipation of litigation, and references to the “net to bank” or “net investment” balance on an Advance (collectively, the “Excluded Information”). Purchasing Lenders have decided to buy the Advances notwithstanding their lack of knowledge of the Excluded Information, and Purchasing Lenders acknowledge and agree that Agent and Transferor Lender will have no liability to Purchasing Lenders for nondisclosure of any Excluded Information, as long as such Excluded Information does not affect the truth or accuracy of any representation or warranty made by Transferor Lender in this Commitment Transfer Supplement.

15.    After the Transfer Effective Date, Purchasing Lenders shall not (a) institute, prosecute or defend any legal action in the name of Transferor Lender, (b) misrepresent or conceal from any person the identity of Purchasing Lenders as the purchaser of the Advances, whether through misrepresentation or nondisclosure, or otherwise, or (c) make any commitment or take any action in the name of or on behalf of Transferor Lender.

16.    Purchasing Lenders, together with its successors and assigns, shall, jointly and severally, indemnify, save and keep Agent, and any parent, subsidiary, participant, co-lender and affiliate of Agent, and their respective officers, directors, employees, agents, attorneys, professionals, successors and assigns (each an “Indemnified Person”) harmless against any and all liabilities, claims, actions or causes of action, assessments, losses, fines, penalties, costs, damages and expenses, including reasonable attorneys’ fees, sustained or incurred by any Indemnified Person as a result of, or arising out of, or by virtue of: (a) the inaccuracy or breach of any representation, warranty or covenant made or given by any Purchasing Lender in this Commitment Transfer Supplement; and (b) any act or omission of any Purchasing Lender resulting in any claim, demand or assertion that Agent, subsequent to the Transfer Effective Date, engaged in or authorized any unlawful collection practices in connection with the Advances; it being acknowledged that each party shall promptly notify the other after receiving notice or knowledge of any such claim, demand or assertion.

Each Indemnified Person may defend any such claim or cause of action brought or asserted against such Indemnified Person arising out of any of the foregoing at the expense of Purchasing Lenders, with counsel designated by such Indemnified Person and to the exclusion of Purchasing Lenders. Alternatively, such Indemnified Person may call upon Purchasing Lender to defend any such action at Purchasing Lenders’ sole cost and expense. Such Indemnified Person may, in such Indemnified Person’s sole and exclusive discretion, adjust, settle, or compromise any such claim or cause of action made upon or brought against such Indemnified Person, and Purchasing Lenders shall indemnify such Indemnified Person for any such amounts adjusted, settled or compromised, as well as all costs and expenses, including reasonable attorneys’ fees incurred in connection therewith. Purchasing Lenders acknowledge and agree that Purchasing Lenders’ obligations hereunder are unconditional, unlimited and shall survive the Transfer Effective Date and continue in full force and effect at all times after the Transfer Effective Date unless specifically terminated in writing by a duly authorized officer of Agent.

17.    Transferor Lender shall deliver to Ropes & Gray LLP, counsel to the Purchasing Lenders, the original Note(s) held by it.

18.    This Commitment Transfer Supplement is for the sole benefit of Purchasing Lenders and Transferor Lender and their respective successors and, in the case of Purchasing Lenders, permitted assigns, and nothing herein, express or implied, is intended to or shall confer upon Borrowers or any other person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Commitment Transfer Supplement.

19.    If any term or provision of this Commitment Transfer Supplement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Commitment Transfer Supplement or invalidate or render unenforceable such term or provision in any other jurisdiction.

20.    This Commitment Transfer Supplement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Facsimile, scanned pdf, or other generally recognized electronic signatures shall be effective as originals.

21.    This Commitment Transfer Supplement, including all exhibits, schedules, lists and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein. All prior or contemporaneous oral or written agreements pertaining to the subject matter hereof are superseded.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Commitment Transfer Supplement to be executed by their respective duly authorized officers on the date set forth above.

PNC BANK, NATIONAL ASSOCIATION, as Transferor Lender

By:         /s/ Kayla Reuter

Name:    Kayla Reuter

Title:      Vice President

PNC BANK, NATIONAL ASSOCIATION, as

Agent

By:         /s/ Kayla Reuter

Name:    Kayla Reuter

Title:      Vice President

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